Exhibit 10.35

AMENDMENT NO. 1 TO
CONVERTIBLE NOTE PURCHASE AGREEMENT
AND SECURITY AGREEMENT

This Amendment No. 1 to Convertible Note Purchase Agreement and Security Agreement is entered into as of July 4, 2008 (this “Amendment”), by and between PureDepth, Inc. (the “Company”) and K One W One Limited (the “Purchaser”).

RECITALS

WHEREAS, the Company and the Purchaser are parties to that certain Convertible Note Purchase Agreement dated as of February 4, 2008 (the “Purchase Agreement”) and to that certain Security Agreement dated as of February 4, 2008 (the “Security Agreement’).  The parties desire to amend each of the Purchase Agreement and the Security Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.            Section 1(a) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(a)           Issuance of Note(s).  In reliance upon the representations, warranties and covenants of the parties set forth herein, the Company agrees to issue, sell and deliver to the Purchaser, and the Purchaser agrees to purchase from the Company, one or more Notes in an aggregate principal amount of up to the US$3,400,000 (the “Authorized Principal”), or such greater amount as the Board of Directors of the Company and Purchaser shall approve in writing.  The purchase price for the Note(s) shall be payable in immediately available funds.

2.            Section 1(b) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(b)           Terms of the Note.  The terms and conditions of the Note(s) issued prior to June 30, 2008 are set forth in the form of Note attached as Exhibit B hereto.  The terms and conditions of the Note(s) issued on or following June 30, 2008 are set forth in the form of Note attached as Exhibit D hereto.  Capitalized terms not otherwise defined herein shall have the meaning set forth in Exhibit B attached hereto.”

3.            Section 3(c) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(c)           Additional Funding.  On or after the date of the Initial Closing, the Company may sell and issue, and the Purchaser in its sole discretion may purchase, additional Notes hereunder for an aggregate principal amount of up to the balance of the Authorized Principal not previously issued pursuant to the Initial Note.”

4.            The Schedule of Exceptions set forth on Exhibit A to the Purchase Agreement is hereby modified and updated as follows:

“Section 4 (e). A former employee of the Company filed an action with the California Labor Commission, claiming penalties pursuant to Labor Code Section 203 for one (1) work day at the rate of $458.31 per day, claiming that Plaintiff was discharged on July 16, 2007, pursuant to Labor Code Section 201, but the payment for the 1 day was not received until November 6, 2007.    At  hearing  in March 2008 a settlement of $2,756 was agreed and subsequently paid, and all claims discharged.”

5.             The first paragraph of the Recitals section of the Security Agreement is hereby amended and restated in its entirety to read as follows:

“WHEREAS, pursuant to a convertible note purchase agreement ("Note Purchase Agreement"), of even date herewith, Debtor will issue to the Purchaser one or more secured convertible promissory notes (individually a "Note," collectively the "Notes") in an aggregate principal amount up to the Authorized Principal (as defined in the Note Purchase Agreement), and the parties wish to enter into this Agreement (along with the entry into the NZ Security Documents by the Debtor's subsidiaries) to secure Debtor's obligations under the Note(s).”

6.            Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Purchase Agreement or Security Agreement being amended hereby, as applicable.  Each of the Purchase Agreement and the Security Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Purchaser under the Purchase Agreement or Security Agreement, as in effect prior to the date hereof.

7.            This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

PUREDEPTH, INC.

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

K ONE W ONE LIMITED

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

EXHIBIT D

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

CONVERTIBLE PROMISSORY NOTE

US$[____].00	___________, 2008
Redwood City, California

FOR VALUE RECEIVED, PureDepth, Inc., a Delaware corporation, (the “Company”), promises to pay to K One W One Limited (the “Holder”), or its registered assigns, the principal sum of US$____________, or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest on the unpaid principal balance at a rate equal to eight percent (8%) per annum.  Interest shall begin to accrue on October 4, 2008.  The interest rate shall be computed on the basis of the actual number of days elapsed and a year of 365 days.  All unpaid principal, together with the balance of unpaid and accrued interest and other amounts payable hereunder, if not converted pursuant to Section 4(a) below, or converted into Common Stock of the Company pursuant to Section 4(c) below prior to or on February 4, 2009 (the “Maturity Date”), shall be payable in cash on the Maturity Date.  This Note is issued pursuant to that Convertible Note Purchase Agreement dated February 4, 2008, as amended from time to time (the “Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.

The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1.    Definitions.  As used in this Note, the following capitalized terms have the following meanings:

(a)    “Instruments” means the class or series of investment instruments of the Company sold in the Qualified Financing (as defined below).

(b)    “Qualified Financing” shall have the definition set forth in the Agreement.

2.    Prepayment.  This Note may be prepaid in cash, in whole or in part, at any time by the Company with the prior written consent of Holder.  Any such prepayment will be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

3.    Security.  The Obligations due under the Note are secured by (a) a security agreement dated as of the date of the Agreement, as amended from time to time, and executed by Company (the “Security Agreement”),  (b) a general security agreement dated as of the date of the Agreement, executed by PureDepth Limited ("PDL"), the Company's directly wholly-owned subsidiary (the “PDL General Security Agreement”), (c) a general security agreement dated as of the date of the Agreement, executed by PureDepth Incorporated Limited ("PDIL"), the Company's indirectly wholly-owned subsidiary (the "PDIL General Security Agreement"), and (d) a deed of guarantee and indemnity dated as of the date of the Agreement, executed by PDL and PDIL (the “Deed of Guarantee" and, together with the PDL General Security Agreement and the PDIL General Security Agreement, the "NZ Security Documents”), each in favor, and for the benefit, of the Holder of this Note.  Additional rights of the Holder are set forth in the Security Agreement and the NZ Security Documents.

4.    Conversion.

(a)    Conversion upon Qualified Financing.  Upon a closing (the “Closing”) of a Qualified Financing, all of the principal and accrued interest then outstanding on the Note automatically shall be converted into Instruments at the Closing of the Qualified Financing. The price per investment instrument for the conversion shall be an amount equal to ninety-five percent (95%) of the price per share of the Instruments sold in the Qualified Financing (the “Conversion Price upon Qualified Financing”).

(b)    Notice Regarding Qualified Financing; Definitive Agreements.  Written notice shall be delivered to the Holder of this Note notifying the Holder of the terms and conditions of the Qualified Financing, the Conversion Price upon Qualified Financing, the principal and accrued interest then outstanding on the Note, the date on which any such conversion will occur and calling upon such Holder, to surrender to the Company, in the manner and at the place designated, the Note. Notwithstanding the foregoing, upon the Closing of the Qualified Financing, the principal and accrued interest then outstanding under the Note shall be automatically converted into Instruments issued pursuant to the Qualified Financing without any action by the Holder.  Notwithstanding the foregoing, the Company shall have no obligation to issue the Instruments to be issued upon such automatic conversion until and unless the Holder has executed and delivered to the Company the agreements prepared in connection with the Qualified Financing, which such condition may be waived by the Company in its sole discretion.

(c)    Conversion on Maturity Date.  On the Maturity Date, all of the principal and accrued interest then outstanding on the Note automatically shall be immediately due and payable in cash, provided that, at Holder’s sole option, all of the principal and accrued interest then outstanding on the Note may be converted into Common Stock of the Company.  The price per share of Common Stock for any such conversion shall be equal to an amount equal to  ninety-five percent (95%) of the lower of (i) the average of the daily VWAP (the volume-weighted average price) of the Company’s Common Stock over a period of ten (10) trading days prior to the Issuance Date (as defined below) of this Note, as quoted on the OTCBB, or (ii) the average of the daily VWAP (the volume-weighted average price) of the Company’s Common Stock over a period of ten (10) trading days prior to the Maturity Date, as quoted on the OTCBB (the “Conversion Price upon Maturity Date”).

(d)    Notice Regarding Maturity Date; Definitive Agreements.  In the event that Holder elects to convert the principal and accrued interest then outstanding under the Note pursuant to Section 4(c) above, written notice shall be delivered to the Company prior to the Maturity Date notifying the Company of such election, and the Company shall provide Holder a written notice on the Maturity Date providing the terms of conversion of the Note, including without limitation the Conversion Price upon Maturity Date, the principal and accrued interest then outstanding on the Note, and notice to surrender to the Company, in the manner and at the place designated, the Note. Notwithstanding the foregoing, the Company shall have no obligation to issue the Common Stock to be issued upon such conversion until and unless the Holder has executed and delivered to the Company the agreements prepared in connection with the conversion, including delivery of the Note (all of which agreements shall be reasonably acceptable in form and substance to Holder), which such condition may be waived by the Company in its sole discretion.

(e)    Mechanics and Effect of Conversion.  Upon the conversion of all of the principal and accrued interest outstanding under this Note pursuant to Section 4(a) or 4(c) above, in lieu of the Company issuing any fractional Instruments or fractional shares of Common Stock to the Holder, the Company shall pay to the Holder the amount of outstanding principal that is not so converted.  Upon full conversion of this Note, the Company shall be forever released from all its obligations and liabilities under this Note.

5.    Successors and Assigns.  Subject to the restrictions on transfer described in Section 7 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

6.    Waiver and Amendment.  Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder.  Any amendment or waiver effected in accordance with this Section 6 shall be binding upon the Company, the Holder and each transferee of a Note.

7.    Transfer of this Note.  This Note may not be transferred in violation of any restrictive legend set forth hereon.  Each new Note issued upon transfer of this Note shall bear such a restrictive legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the “Act”), unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Act.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.  Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

8.    Assignment by Company.  Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company, without the prior written consent of the Holder.

9.    Treatment of Note.  To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

10.    Notices.  Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery at the respective addresses of the parties as set forth in the records maintained  by the Company.  Any party hereto may by notice so given change its address for future notice hereunder.  Notice shall conclusively be deemed to have been given when received.

11.    Payment.  Payment shall be made in lawful tender of the United States.

12.    Expenses; Waivers.  If action is instituted to collect this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred in connection with such action.  The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

13.    Governing Law.  This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

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[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above (the “Issuance Date”).

PUREDEPTH, INC.
By:_______________________________
Name:_____________________________
Its:_______________________________

AGREED AND ACKNOWLEDGED:

“HOLDER”

K One W One Limited

By:______________________________
Name:____________________________
Its:______________________________

SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE